                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 5, 1996


                         SECURITY FEDERAL BANCORP, INC.
                ________________________________________________
             (Exact name of registrant as specified in its charter)



          Delaware                    0-25728              63-1134627
- ----------------------------        -----------         ----------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)


2301 University Boulevard, Tuscaloosa, Alabama                  35401
______________________________________________                ----------
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:   (205) 345-8800
                                                           ---------------


                                 Not Applicable
              ____________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     Security Federal Bancorp, Inc. announced that its Board of Directors intends to declare a one-time cash distribution to the holders of the Company's common stock, upon receipt of confirmation that substantially all of the distribution would qualify as a non-taxable return of capital to stockholders and that the distribution would not have a significant adverse effect on the Company's tax-qualified employee benefit plans. Subject to prior receipt of a satisfactory private letter ruling from the Internal Revenue Service, the Company presently intends to pay to its stockholders a distribution in the amount of $3.00 per share in the third quarter of 1996, or in the early part of the fourth quarter, depending upon when the private letter ruling is received.

     The Company's press release is filed with this report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit 99.1  Press Release dated August 5, 1996
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY FEDERAL BANCORP, INC.



                                    By:  /s/ John F. Harvard
                                        ---------------------------------------
                                        John F. Harvard
                                        President


Date:  August 6, 1996